                                                                  EXHIBIT 10(bb)

                                   SOFTWARE
                               LICENSE AGREEMENT

This Software License Agreement ("Agreement") is entered into and is effective as of JANUARY 15, 1998, ("Effective Date") by and between Compaq Computer Corporation ("Compaq"), a Delaware corporation with its principal place of business at 20555 SH 249, Houston, Texas 77070-2698, and the licensee as defined in Exhibit A ("Licensee").

                                   RECITALS

WHEREAS, Licensee is performing hardware and software configuration and testing operations in relation to certain Compaq personal computer products ("Product"). The configuration and testing specifications will be set forth the Channel Configuration Partner Agreement entered into by the parties. As part of this development effort, Compaq has agreed to license Licensee Compaq's proprietary software download, diagnostics, and test software for use by Licensee in its configuration operations.

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     (a)  "Compaq" means Compaq Computer Corporation and its subsidiaries.

     (b)  "Confidential Information" shall mean:

          (i) Regardless of whether such information is disclosed by design or by accident, Confidential Information includes, without limitation, all of the following information disclosed by Compaq, whether before, on or after the Effective Date of this Agreement, in connection with the performance of its rights and obligations specifically set forth in this Agreement or any Exhibit to this
               Agreement: the terms and conditions of this Agreement, the Licensed software and all portions and components thereof (in any stage of development), source code, object code, plans, know-how, programs, program materials, programming techniques, flow charts, diagrams, notes, outlines, designs, drawings, specifications, techniques, models, procedures, functions, formulas, processes, algorithms, mask works, ideas, inventions, operations, methods, concepts, data (including, without limitation, production data, technical and engineering data, test data and results), the status and details of research and development of products and services, discoveries, documentation (including, but not limited to, automation documentation), operations or system manuals, sales methods and strategies, customer information, financial information, pricing policies, price and cost information, marketing techniques, employee information, agreements and other information not generally known to the public.

                         COMPAQ/LICENSEE CONFIDENTIAL


          (ii) All trade secrets and other proprietary ideas, concepts, know-how, methodologies and all information incorporated in the Confidential Information.

          (iii) All enhancements, upgrades, modifications, revisions and new versions of the Confidential Information.

          (iv) Information described or designated as proprietary or confidential whether or not owned or developed by Compaq, and information disclosed to Compaq by a third party which Compaq is obligated to treat as confidential.

          Confidential Information shall not include information which belongs to the Licensee or is (v) already known by the Licensee without an obligation of confidentiality, (w) publicly known or becomes publicly known (other than as a result of any breach of this Agreement or any other agreement between the parties hereto) through no unauthorized act of the Licensee, (x) rightfully received by the Licensee from a third party that is not a party to this Agreement without an obligation of confidentiality, (y) independently developed by the Licensee without use of the Compaq's Confidential Information and the Licensee can prove such independent development, or (z) prior to any disclosure, is specifically approved in writing for disclosure by the Compaq.

     (c)  "License Purpose" shall mean the purpose set forth in Exhibit A.

     (d)  "Licensed Software" shall mean the software set forth in Exhibit A.

     (e) "Notice Address" shall mean Licensee's address set forth in Exhibit A, to which all notices required under the Agreement will be sent.

     (f) "Object Code" shall mean the machine readable form computer programming code as opposed to the human readable form of computer programming code.

     (g)  "Product" shall mean the Compaq products defined in Exhibit A.

     (h)  "Site" shall mean the locations set forth in Exhibit A.

     (i) "Source Code" shall mean the human readable form computer programming code and related system level documentation, including all comments and any procedural code such as job control language.

     (j)  "Term" shall mean the term set forth in Exhibit A.

1.2 OTHER DEFINITIONS. Terms used in this Agreement are defined in the context in which they are used and shall have the respective meanings there indicated.

                         COMPAQ/LICENSEE CONFIDENTIAL


                                  ARTICLE II
                                    LICENSE
                                    -------

2.1 LICENSE. Compaq grants Licensee a non-exclusive, revocable, non-transferable, non-assignable, limited license to use the Licensed Software internally at the Site solely for the License Purpose and for no other purpose. The license granted to Licensee in this Paragraph 2.1 does not authorize Licensee to distribute, market, or sublicense the Licensed Software or a product containing any portion of the Licensed Software or any modifications derived by or resulting from Licensee's access to the Licensed Software under this Agreement. No right, license or privilege is granted to any person or entity other than Licensee. Specifically, but without limitation, no right, license or privilege is granted to any entities related to or associated with Licensee including, but not limited to, affiliates, subsidiaries, parent entities or agents of Licensee.

                                  ARTICLE III
                       PROTECTION OF PROPRIETARY RIGHTS
                       --------------------------------

3.1 CONFIDENTIALITY. The Licensee's obligations with respect to the confidential and/or proprietary rights of Compaq are as follows:

     (a) Licensee shall use at least the same means it uses to protect its own confidential proprietary information, but in any event not less than reasonable means, to prevent the disclosure and to protect the confidential and/or proprietary nature of that Confidential Information.

     (b) Licensee shall not, directly or indirectly, disclose the Confidential Information to third parties.

     (c) Licensee shall maintain the confidentiality of the Confidential Information and, without limitation thereon, shall not, other than as expressly provided in this Agreement or any Exhibit to this Agreement, directly or indirectly, (i) transfer or disclose the Confidential Information or any portion thereof to any third party; (ii) use the Confidential Information or any portion thereof in any manner except for the performance of its rights and obligations specifically set forth in this Agreement or in any Schedule to this Agreement; (iii) copy or reproduce in any form, or alter or modify, any portion of the Confidential Information; or (iv) reverse engineer, decompile, disassemble, reengineer or otherwise reproduce in any form or attempt to create or permit, allow or assist others to create source code of any portion or component of any software that is Confidential Information.

     (d) Upon the written request of Compaq, Licensee shall return all copies of Confidential Information to Compaq or certify by an officer of Licensee, if so requested by Compaq, in writing that all copies of Confidential Information have been destroyed. Licensee may return Confidential Information, or any part thereof, to Compaq at any time.

                         COMPAQ/LICENSEE CONFIDENTIAL


     (e) Except as otherwise provided in this Agreement, Compaq does not make any representation or warranty, express or implied, with respect to any Confidential

     (f) Information disclosed and Compaq shall not be responsible for any expenses, losses or actions incurred or undertaken by Licensee as a result of the receipt and use by the Licensee of the Confidential Information.

     (f) Nothing contained in this Agreement shall be construed as granting or conferring any rights by license or otherwise in Confidential Information except for the use of such Confidential Information as expressly provided herein. This Agreement is not intended, nor shall it be construed, to create or convey any right in or upon any person or entity not a party to this Agreement.

     (g) Licensee acknowledges that Compaq would suffer irreparable damage in the event of any breach of the provisions of this Agreement and that monetary damages will be inadequate to compensate Compaq for such breach. Accordingly, if Compaq has or would suffer irreparable damage as a result of such actual or threatened breach, then Compaq will be entitled to preliminary and final injunctive relief, as well as to seek any other applicable remedies at law or in equity, against Licensee. Licensee further agrees, that upon discovery of any such unauthorized reproduction or disclosure of any Licensed Software, it will promptly advise Compaq of such events and endeavor remedy the situation to Compaq's satisfaction and to prevent any further unauthorized reproduction or disclosure of any Licensed Software.

     (h) Licensee acknowledges that any inventions or ideas in whole or in part conceived or made by Licensee or any of its employees, representatives or agents resulting from the knowledge of or use of any the Confidential Information shall belong to Compaq and shall be deemed part of the Confidential Information for the purposes of this Agreement.

     (i) License shall reproduce all notices, including without limitation, copyright and confidentiality notices, on all permitted copies of the Confidential Information, including without limitations, the Licensed Software.

     (j) Except as expressly provided for in this Agreement, Licensee shall not copy or reproduce in any form, alter or modify the Confidential Information, including without limitation, the Licensed Software or any portion thereof.

     (k) Licensee shall not reverse engineer, decompile, disassemble, re-engineer or otherwise reproduce in any form or create or attempt to create or permit, allow or assist others to create the source code of any portion or component of the Confidential Information, including without limitation, the Licensed Software.

                         COMPAQ/LICENSEE CONFIDENTIAL


     (1) Licensee may use Confidential Information only for the Licensed Purpose and for no other purpose and may disseminate such Confidential Information only to its full-time employees who have executed a non-disclosure agreement with provisions, at least as stringent as the provisions in this Article III (and in form and substance similar to the Notice of Confidentiality reproduced as Exhibit B to this Agreement), each having a need for access to such Confidential Information in connection with the performance of the rights and obligations specifically set forth in this Agreement only, and with respect to whom the Licensee takes steps no less rigorous than those it takes to protect its own proprietary information, but in any event not less than reasonable means, to prevent such consultants, contractors and employees from acting in a manner inconsistent with the terms of this Agreement. Licensee shall assign to Compaq its rights under any such non-disclosure agreements insofar as they relate to the Confidential Information and assist Compaq in enforcing such rights and to be named as a necessary party in any litigation thereunder. Licensee agrees to indemnify Compaq for damages Compaq may suffer as a result of the failure of Licensee or any of its consultants, contractors, or employees who receive Confidential Information, including without limitation, the Licensed Software to abide by the terms of Licensee's agreement.

3.2 INSPECTION. Licensee grants to Compaq the right, at any time during Licensee's normal business hours, upon reasonable notice, to enter into and on the premises without causing undue disruption to the business environment where any portion or component of the Licensed Software is located for the sole purpose of performing its obligations hereunder and/or to verify Licensee's compliance with Licensee's obligations hereunder.

                                  ARTICLE IV
                             OWNERSHIP; ASSIGNMENT
                             ---------------------

4.1 OWNERSHIP. Licensee acknowledges and agrees that the Confidential Information, including without limitation, the Licensed Software and all intermediate and partial versions thereto, including without limitation all modifications, enhancements, updates, all program material, flow charts, processes, database designs, algorithms, ideas, inventions, know-how, notes, outlines, formulas, techniques, as well as all intellectual property rights including, without limitation, copyrights, patents, trade secrets, and all other information relating thereto are and will remain the sole and exclusive property of Compaq or a third party which may license parts of the Confidential Information to Compaq, and License shall have no right, title or interest therein except as expressly set forth in this License Agreement. With respect to any derivative works of Confidential Information, including without limitation, the Licensed Software developed by Licensee, including without limitation, modifications, improvements and enhancements, and any documentation relating thereto, Licensee hereby assigns to Compaq exclusively all right, title and interest to such derivative works, and all copies thereof, and all related intellectual property rights (including, without limitation, copyrights) without further consideration. All such modifications, improvements, or enhancements, and any documentation relating thereto, shall be provided to Compaq within seven
(7) days of creation.

                         COMPAQ/LICENSEE CONFIDENTIAL


                                   ARTICLE V
                  WARRANTY, DISCLAIMERS, AND INDEMINIFICATION
                  -------------------------------------------

5.1 WARRANTIES. Licensee represents and warrants that it has full authority to enter into this Agreement and all of the terms and conditions herein and that it will comply with all applicable laws and when exercising the license granted in this Agreement.

5.2 DISCLAIMER. LICENSED SOFTWARE PROVIDED TO LICENSE HEREUNDER IS PROVIDED "AS IS" "WHERE IS" WITHOUT ANY WARRANTY WHATSOEVER. THE ENTIRE RISK ASSOCIATED WITH THE USE OF MATERIALS RESIDES WITH LICENSEE. ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, ARE DISCLAIMED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, ACCURACY, CONDITION, OWNERSHIP, AND FITNESS FOR A PARTICULAR PURPOSE.

5.3 LIMITATION OF LIABILITY. EXCEPT AS SET FORTH IN SECTION 5.4 AND FOR LICENSEE'S BREACH OF SECTION 3.1, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES. IN NO EVENT SHALL COMPAQ BE LIABLE FOR DIRECT DAMAGES ARISING OUT OF, IN CONNECTION WITH OR RELATED TO THIS AGREEMENT.

5.4 INDEMNIFICATION. Licensee agrees to indemnify, defend, and hold Compaq, its subsidiaries, successors, officers, suppliers, directors and employees harmless from any and all actions, causes of action, claims, demands, costs, liabilities, expenses and damages, including reasonable attorneys' fees, arising out of or in connection with Licensee's use of the Licensed Software.

                                  ARTICLE VI
                             TERM AND TERMINATION
                             --------------------

6.1 TERM. The term of this Agreement shall begin on the Effective Date and remain in effect through the Term, except that Compaq may terminate this Agreement and the rights licensed hereunder for any reason upon notice provided five (5) business days before such termination and may terminate the Agreement immediately upon the breach by Licensee of any of the terms of the Agreement.

6.2 RETURN OF PROPERTY. In the event this Agreement expires or terminates for any reason, Licensee shall (i) immediately turn over to Compaq (a) the original media containing the Confidential Information, including without limitation, the Licensed Software, and (b) at least one copy of any and all modifications, improvements, enhancements, or derivations to the Confidential Information, including without limitation, the Licensed Software and any and all documentation associated therewith; and (ii) certify that all other copies of the Confidential Information, including without limitation, Licensed Software, modifications, improvements, enhancements, or derivatives of the Confidential Information, including without limitation, the Licensed Software, and/or any documentation associated with the Licensed Software have been destroyed.

                         COMPAQ/LICENSEE CONFIDENTIAL


                                  ARTICLE VII
                              GENERAL PROVISIONS
                              ------------------

7.1 CHOICE OF LAW. This Agreement shall be treated as if it were executed in the County of Harris, State of Texas, and were to have been performed in the County of Harris, State of Texas. The rights and obligations under this Agreement shall not be governed by the United Nations Convention on Contracts or the International Sale of Goods, the application of which is expressly excluded, but such rights and obligations will instead be governed by the laws of the State of Texas, United States of America. The exclusive jurisdiction for any legal proceeding regarding this Agreement shall be Courts of Harris County, State of Texas, U.S.A. or the United States District Courts for the Southern District of Texas, and the parties hereto expressly submit to the jurisdiction of said courts. Licensee specifically consents to extraterritorial service of process. This Agreement shall be interpreted in accordance with and governed by the laws of the State of Texas, U.S.A. (without regard to conflict of law principles).

7.2 NO THIRD PARTY BENEFICIARIES. The parties agree that this Agreement is for the benefit of the parties hereto and is not intended to confer any rights or benefits on any third party, including any employee of any party, and that there are not third party beneficiaries to this Agreement or any part or specific provision of this Agreement.

7.3 NOTICES. All notices, requests, demands, and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed given when delivered personally upon receipt, on the next business day when sent by overnight mail, including without limitation, Federal Express, Express Mail or similar service and on the third
(3rd) business day after being mailed when mailed by certified first class mail, return receipt requested, to each party at the following address (or to such other address as that party may have specified by notice given to the others pursuant to this provision):

  If to Compaq:  Compaq Computer Corporation
                 Attn:  Legal Department
                 20555 S.H. 249
                 Houston, Texas 77070-2698

  If to Licensee:  Send to Notice Address


7.4 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party hereto without the prior written consent of the other. As a condition to any assignment, the surviving entity shall be required to assume and agree to be bound by the obligations and provisions of the Agreement to the same extent that it would have been bound had it been an original party to this Agreement and at the discretion of the other party may be required to demonstrate to the reasonable satisfaction of the other party that it can fully perform its obligations under this Agreement.

                         COMPAQ/LICENSEE CONFIDENTIAL


7.5 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, the parties will negotiate in good faith to restate such provision to reflect the original intentions of the parties as nearly as possible in accordance with applicable law and the remaining provisions of this Agreement shall be enforced as if this Agreement was entered into with the restated provision.

7.6 PRESS RELEASE. No press releases related to this Agreement or the transactions contemplated hereby, or other announcements to employees, customers and suppliers will be issued without the joint approval of Compaq and Licensee, except as required by law on advice of counsel, in which case the party issuing the press release shall use its best reasonable efforts to give advance notice to the other party.

7.7 TRANSACTION COSTS. Except as expressly provided for in this Agreement or any attached Schedules, each party shall bear its own costs and expenses (including attorneys' fees and expenses, brokerage and finders fees, and agents commissions, if any) separately incurred in connection with the negotiation, execution and performance of this Agreement.

7.8 ATTORNEYS' FEES. In the event attorneys' fees or other out-of-pocket costs are incurred, to secure performance of any of the obligations herein provided for, or to establish damages for the breach thereof, or to obtain any other appropriate relief, whether by way of prosecution or defense, any prevailing party shall be entitled to recover reasonable attorneys' fees and out-of-pocket costs incurred therein.

7.9 CAPTIONS. The captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no caption had been used in this Agreement.

7.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts all of which taken together will constitute one and the same instrument.

7.11 APPROVALS AND SIMILAR ACTIONS. Where agreement, approval, acceptance, consent or similar action by either party hereto is required by any provision of this Agreement, such action shall not be unreasonably delayed or withheld.

7.12 MODIFICATION; WAIVER. This Agreement may be modified only by a written instrument duly executed by or on behalf of each party hereto. No delay or omission by any party hereto to exercise any right or power hereunder shall impair such right or power or be construed to be a waiver thereof. A waiver by either of the parties hereto of any of the covenants to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other convenant herein contained.

7.13 REMEDIES. Except as otherwise provided in this Agreement, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either party at law, in equity or otherwise.

                         COMPAQ/LICENSEE CONFIDENTIAL


7.14 INJUNCTIVE RELIEF. Compaq shall be entitled to seek extraordinary injunctive and other equitable relief, without necessity of posting bond.

7.15 Entire AGREEMENT. This Agreement, including all exhibits which may be added hereto from time to time, each of which is incorporated herein for all purposes, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede and replace in all respects all other prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

7.16 RELATIONSHIP OF THE PARTIES. Each party agrees that in performing its duties hereunder it is operating as an independent contractor. Nothing contained in this Agreement is intended or is to be construed to constitute Compaq and Licensee as partners or joint venturers or either party as an employee of the other. Neither party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party in connection with any contract, agreement or undertaking with any third party.

7.17 NOTICE OF JUDICIAL PROCESS. Each party shall give the other immediate notice of any attachment or other judicial process affecting any of the rights and obligations under this Agreement, including, but not limited to, Licensed Software or any portion or component thereof and shall, whenever requested by Compaq, advise Compaq of the exact location of the Licensed or any portion or component thereof

7.18 AGREEMENT CONSTRUCTION. All parties to this Agreement and their counsel have reviewed and revised this Agreement, and the normal rule of construction that any ambiguities in the Agreement are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement

7.19 LICENSEE CERTIFICATION. UPON request by Compaq, Licensee shall, on each anniversary date of this Agreement, certify that Licensee has complied with all terms and conditions of this Agreement.

7.20 EXPORT. The parties agree to adhere to all applicable Export Laws and Regulations of the United States and that absent any required prior authorization from the Office of Export Licensing, U.S. Department of Commerce, they will not knowingly export or re-export (as defined in Part 779 of the Export Administration Regulations), directly or indirectly, through their affiliates, licensees, or Subsidiaries, any of the Materials (or any product, process, or service resulting directly therefrom) they receive under this or any ancillary agreements, to Country Groups Dl, El, E2, or Iran, Syria, Sudan or any other country hereafter restricted by the U.S. law or governmental order. The parties agree that in no event shall Information be exported unless strictly necessary to fulfill the purposes of this Agreement.

7.21 SURVIVING OBLIGATIONS. The obligations of Sections 3.1, 4.1, and 5.4 shall survive any termination of this Agreement.

                         COMPAQ/LICENSEE CONFIDENTIAL

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.


COMPAQ COMPUTER CORPORATION                 LICENSEE


BY: /s/ WILLIAM  M. RAMSEY                  BY: /s/ JAY SCOTT
   ----------------------------------          ---------------------------------

Name:  Bill Ramsey                          Name: Jay Scott
     --------------------------------            -------------------------------

Title: V.P. MFG Strategy & Technology       Title: VP Product Services
      -------------------------------             ------------------------------

Date:  2-9-98                               Date:  Jan 15, 1998
     --------------------------------            -------------------------------



                           LEFT BLANK INTENTIONALLY
                           ------------------------

                         COMPAQ/LICENSEE CONFIDENTIAL


                                   EXHIBIT A
                                   ---------
                               LICENSE SPECIFICS



1.   LICENSEE:   COMPUCOM                                   (Legal Name)
                 -------------------------------------------

2.   LICENSEE'S PRINCIPAL PLACE OF BUSINESS:

-------------------------------------------------------------------------
          7171 Forest Lane Dallas, Texas 75230
-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

3.   LICENSEE'S STATE OR COUNTRY OF INCORPORATION:    DELAWARE
                                                  ------------------------
4. LICENSE PURPOSE: The purpose of the license is to provide Licensee access to the CCP Software Download System software sufficient to permit the Licensee to configure Compaq Products in accordance with the terms and conditions of the Channel Configuration Program Agreement entered into between the parties. The license does not convey to Licensee the right (a) to access, decompile, or change any code relating to the CCP Software Download System or to permit any third party to do so, (b) to copy or transfer the software, (c) to access the secured servers where the licensed software is resident, or (d) to use the software in connection with any products other than the specified Compaq Products.

5. TERM: The term of this License Agreement shall commence on the Effective Date first mentioned above and, unless otherwise terminated in accordance with the terms of this License Agreement, shall continue for a period of twelve (12) months. Compaq can extend this License Agreement, at its sole option, up to two
(2) times for twelve (12) months for each extension.

6.   SITE ADDRESS:    1225 Forest Parkway, Suite 500 Paulsboro, New Jersey 08066
                      ----------------------------------------------------------
                      4686 Frontier Way, Stockton, California 92745
                      ----------------------------------------------------------

7. LICENSED SOFTWARE: The CCP Software Download System is designed to manage, track, deliver, store, install, and configure software at a Channel Configuration Program partner's location. In addition, the CCP Software Download System stores in the local CCP database information about each Compaq Product that receives a software configuration. The CCP Software Download System further sends the same information to Compaq (Houston) for use by several organizations including Compaq Service and Support and Finance.

The major components of the system are:

CCP Client Program
CCP Import Program
CCP Export Program
CCP Software Download System diskette

                         COMPAQ/LICENSEE CONFIDENTIAL


CCP Image Capture Program
PRISM Software Delivery System

CCP CLIENT PROGRAM
------------------

Provides a means for defining a configuration through a graphical user interface.

CCP IMPORT PROGRAM
------------------

Provides a means for defining a configuration through a text file.

CCP EXPORT PROGRAM
------------------

Transmits "As built" configuration information to Compaq (Houston).

CCP Software Download System diskette
-------------------------------------

Controls the delivery of software to the CCP units configured.

CCP Image Capture Program
-------------------------

Catalogs the contents of each hard drive in the PRISM and CCP databases. This information may be selected on future system configurations.

PRISM Software Delivery System
------------------------------

Controls the copying of software from the PRISM database to the CCP configured
(UUT) system.

8. PRODUCTS (i.e., Products with which Licensee is authorized to use the Licensed Software): Compaq Computer Corporation personal computer products as specified in the Channel Configuration Program Agreement entered into between the parties.

9.   NOTICE ADDRESS: 1225 Forest Parkway, Suite 500 Paulsboro, New Jersey 08066
                     ----------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                         COMPAQ/LICENSEE CONFIDENTIAL


                                   EXHIBT B
                                   --------
                 NOTICE AND NONDISCLOSURE AGREEMENT REGARDING
                        CONFIDENTIALITY OF INFORMATION


1. Licensee is in possession of certain Confidential Information of Compaq that Licensee has received pursuant to the following agreements:
     Confidentiality and Non-Disclosure Agreement and a License Agreement.

2. To further the purposes of the business relationship between Compaq and Licensee, and in consideration of the disclosure to you of Compaq's proprietary software download, diagnostics, and test software, all of which is of a confidential nature and which contains valuable trade secrets, how-how, and proprietary information of Compaq (the "Confidential Information"), you acknowledge receipt of this Notice and agree to comply with the terms of this Notice.

3. You agree to maintain Compaq's Confidential Information in strictest confidence and not to disclose, whether verbally, in writing, or in other tangible form, any of the Confidential Information or any information that could be used to discover or reverse-engineer any of the Confidential Information. You may not download copies of the Confidential Information from the secured servers where the Confidential Information is resident or from any other component of the systems used to access such Confidential Information. You agree not to grant access to the Confidential Information or the systems used to store or access the Confidential Information to any unauthorized person, whether or not an employee or agent of Licensee.

4. You agree that Compaq and/or Licensee shall be entitled to enforce the terms of this Notice insofar as necessary to protect Compaq' trade secrets and Confidential Information. If you fail to comply with the terms of this Notice, Compaq and/or Licensee shall be entitled to equitable relief to protect their interests, including but not limited to injunctive relief, in addition to any other rights and remedies proved by law.



ACKNOWLEDGED AND AGREED:

/s/ JAY SCOTT
---------------------------------
Signature of employee

Jay Scott  VP  Product Services
---------------------------------
Print Name and Title

Jan 15, 1998
---------------------------------
Date

                                    Page 12